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                                                                    Exhibit 10.7




                            STOCK PURCHASE AGREEMENT
                            ________________________




     This Stock Purchase Agreement, dated as of October 31, 2000, (this "AGREEMENT") is entered into by and among The 3DO Company, a Delaware corporation, (the "COMPANY") and Michael Marks (the "PURCHASER"). The parties, intending to be legally bound, hereby agree as follows:

     1. SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, Company hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase from Company an aggregate of 1,616,162 shares of Company's Common Stock (the "Shares"), at the purchase price of $3.09375 per share for an aggregate purchase price of $5,000,001.19.

     2. PAYMENT OF PURCHASE PRICE. The purchase price for the Shares shall be paid by delivery to Company at the time of execution of this Agreement of a check, wire transfer, or any combination thereof, in the amount of $5,000,001.19, payable to Company (the "Closing Date").

     3. WARRANT. In consideration of Purchaser's commitment to purchase up to an aggregate principal amount of $1,199,998.80 of Common Stock from Company, Company shall issue a warrant to Purchaser in the form attached hereto as Exhibit A (the "Warrant").

     4. REPRESENTATIONS AND WARRANTIES OF COMPANY. Company hereby represents and warrants to Purchaser that, the statements contained in the following paragraphs of this Section 4 are all true and correct as of the Closing Date:

          (a) ORGANIZATION AND STANDING: ARTICLES AND BYLAWS. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted.

          (b) CORPORATE POWER. Company has all requisite legal and corporate power to enter into, execute and deliver this Agreement, the Warrant and the Registration Rights Agreement in the form attached hereto as EXHIBIT B. This Agreement, the Warrant, and the Registration Rights Agreement will be valid and binding obligations of Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          (c)  AUTHORIZATION.

               (1) CORPORATE ACTION. All corporate and legal action on the part of Company, its officers, directors and shareholders necessary for the execution and delivery of this Agreement, the Warrant, the Registration Rights Agreement, the sale and issuance of the Shares, the sale and issuance of the Warrant, the shares issuable upon the exercise of the Warrant, and the performance of Company's obligations hereunder, under the Warrant and under the Registration Rights Agreement have been taken.



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               (2)  VALID ISSUANCE. The Shares, the Warrant, and the shares of
Common Stock issued upon exercise of the Warrant (collectively, the "SECURITIES"), when issued in compliance with the provisions of this Agreement and the Warrant will be validly issued and will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws.

          (d) GOVERNMENT CONSENT, ETC. No consent, approval, order or authorization of, or designation, registration, declaration or filing with, any federal, state, local or other governmental authority on the part of Company is required in connection with the valid execution and delivery of this Agreement, the Warrant, the Registration Rights Agreement or the offer, sale or issuance of the Securities, other than, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "CALIFORNIA LAW"), or other applicable blue sky laws, which filings or qualifications, if required, will be timely filed or obtained by Company.

     5. REPRESENTATIONS AND WARRANTIES BY PURCHASER. Purchaser represents and warrants to Company as of the Closing Date as follows:

          (a) INVESTMENT INTENT: AUTHORITY. This Agreement is made with Purchaser in reliance upon Purchaser's representation to Company, evidenced by Purchaser's execution of this Agreement, that Purchaser is acquiring the Securities for investment for Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended, (the "SECURITIES ACT") or the California Law. Purchaser has the full right, power, authority and capacity to enter into and perform this Agreement and the Agreement will constitute a valid and binding obligation upon Purchaser, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          (b) SECURITIES NOT REGISTERED. Purchaser understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under the California Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to section 25102(f) of the California Law, and that Company's reliance upon such exemptions is predicated upon Purchaser's representations set forth in this Agreement. Purchaser acknowledges and understands that the resale of the Securities may be restricted indefinitely unless the Securities are subsequently registered under the Securities Act and qualified under the California Law or an exemption from such registration and such qualification is available. Purchaser acknowledges that Company is under no obligation to effect any registration with respect to the Securities or to file for or comply with any exemption from registration other than as provided for in the Registration Rights Agreement.

          (c) KNOWLEDGE AND EXPERIENCE. Purchaser (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of


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Purchaser's prospective investment in the Securities; (ii) has the ability to bear the economic risks of Purchaser's prospective investment; (iii) has had all questions which have been asked by Purchaser satisfactorily answered by Company; and (iv) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media. Purchaser represents and warrants that it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act.

     6. CONDITIONS OF THE PURCHASER'S OBLIGATIONS AT CLOSING. The obligations of the Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived in writing by the Purchaser:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 4 shall be true and correct on and as of the Closing.

          (b) PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          (c) REGISTRATION RIGHTS AGREEMENT. The Company and the Purchaser shall have executed the Registration Rights Agreement on or prior to the date of the Closing.

     7. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

          (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser contained in Section 5 shall be true and correct on and as of the Closing.

          (b) PERFORMANCE. The Purchaser shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          (c) REGISTRATION RIGHTS AGREEMENT. The Company and the Purchaser shall have executed the Registration Rights Agreement on or prior to the date of the Closing.

     8.   MISCELLANEOUS.

          (a) WAIVERS AND AMENDMENTS. Any provision of this Agreement may be amended, waived or modified upon the written consent of Company and Purchaser.

          (b) GOVERNING LAW. This Agreement, and the Warrant and all actions arising out of or in connection with this Agreement, and the Warrant shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state. The parties acknowledge and agree

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that the exclusive venue and jurisdiction of any dispute arising out of this
Agreement shall be a federal or state court located in the County of San Francisco, California.

          (c) ENTIRE AGREEMENT. This Agreement together with the exhibits attached hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          (d) SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

          (e) EXPENSES. Company shall pay on demand all reasonable fees and expenses incurred by Purchaser, including reasonable legal fees and expenses in connection with the preparation, execution and delivery of this Agreement up to a maximum amount of $5,000.

          (f) NOTICES, ETC. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) upon receipt if personally delivered, (ii) three (3) days after being mailed by registered or certified mail, postage prepaid, or (iii) one day after being sent by recognized overnight courier or by facsimile, if to Purchaser, at c/o Company at 600 Galveston Drive, Redwood City, California 94063, or at such other address or number as Purchaser shall have furnished to Company in writing, or if to Company, at 600 Galveston Drive, Redwood City, California 94063 or at such other address or number as Company shall have furnished to Purchaser in writing.

          (g) VALIDITY. If any provision of this Agreement, or the Warrant shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.

          (i) ASSIGNMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                                    COMPANY:

                                    THE 3DO COMPANY
                                    A DELAWARE CORPORATION




                                    By:__________________________________

                                    Its:_________________________________













THE 3DO COMPANY
SIGNATURE PAGE TO THE
STOCK PURCHASE AGREEMENT




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                                    PURCHASER:

                                    MICHAEL MARKS



                                   _____________________________________














SIGNATURE PAGE TO THE
STOCK PURCHASE AGREEMENT

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                                    EXHIBIT A
                                    _________

                                     WARRANT

















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                                    EXHIBIT B
                                    _________

                          REGISTRATION RIGHTS AGREEMENT